“CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE IDENTIFIED BY ***.”

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

ARTICLE II PURCHASE AND ASSIGNMENT OF RIGHTS

6

Section 2.01 Purchase and Assignment

6

Section 2.02 Additional Purchase Price

7

Section 2.03 Antibody B Option

8

Section 2.04 Excluded Liabilities and Obligations

.

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER

8

Section 3.01 Corporate Existence and Power

8

Section 3.02 Corporate Authorization

8

Section 3.03 Governmental Authorization

9

Section 3.04 Non-Contravention

9

Section 3.05 No Undisclosed Liabilities

9

Section 3.06 Litigation

9

Section 3.07 Compliance with Laws

9

Section 3.08 Title; Absence of Liens; Subordination

9

Section 3.09 InNexus Internal Agreements

10

Section 3.10 IP

10

Section 3.11 Finders’ Fees

12

Section 3.12 Disclosures

12

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER

12

Section 4.01	Organization and Existence	12
Section 4.02	Corporate Authorization	12
Section 4.03	Governmental Authorization	12

Section 4.04 Non-Contravention	12
Section 4.05 Finders’ Fees	13
Section 4.06 Litigation	13

ARTICLE V CONDITIONS TO CLOSING

13

Section 5.01	Conditions to each Party’s Obligations	13
Section 5.02	Conditions to Buyer’s Obligations	13
Section 5.03	Conditions to Seller’s Obligations	14

ARTICLE VI COVENANTS

14

Section 6.01 Closing

14

Section 6.02 Use of Proceeds

15

Section 7.01	Survival of Obligations	15
Section 7.02	Indemnification	15
Section 7.03	Procedures; No Waiver	15

ARTICLE VIII MISCELLANEOUS

16

Section 8.01 Public Announcement; Terms of this Agreement

16

Section 8.02 Further Assurances

16

Section 8.03 Specific Performance

16

Section 8.04 Notices

16

Section 8.05 Amendments; No Waivers

18

Section 8.06 Expenses

18

Section 8.07 Successors and Assigns

18

Section 8.08 Governing Law; Jurisdiction

18

Section 8.09 Waiver of Jury Trial

18

Section 8.10 Counterparts; Effectiveness

18

Section 8.11 Entire Agreement

19

Section 8.12 Severability

19

Section 8.13 Relationship of the Parties

19

Section 8.14 Captions

19

Section 8.15 Certain Interpretations

19

Exhibits

Exhibit A

Initial Program

Exhibit B

InNexus License Agreement

Exhibit C

Subscription Agreement

Exhibit D

Seller’s Bank Account

Exhibit E

Parent Agreement

Exhibit F

Royalty Agreement

PURCHASE AGREEMENT

*************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **********

WITNESSETH: ***************************************************************************

*************************************************************************** ****************

*************************************************************************** ****************

*************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ****************************

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained the Parties hereto agree as follows:

ARTICLE I
DEFINITIONS

For the purpose of this Agreement, the following words and phrases and their correlatives shall have the meanings set forth below. Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the InNexus License Agreement:

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such other Person, whether now or in the future. For purposes of this definition, “control” (including the terms “controlling,” “controlled by,” or “under common control with”) means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise

“Antibody A” means any antibody developed using the Dynamic Cross Linking Technology based *************************************************************************** ****************************************************

*************************************************************************** ********************************************************************************** ********************************************************************************** **********************

PURCHASE AGREEMENT

**************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **************************************************************

“Antibody B Product(s)” means any pharmaceutical composition(s) containing Antibody B. “Antibody B Royalty Payments” means (1) ****************************************

********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **********************************************************************************

“Bankruptcy Event” means the occurrence of any of the following:

(i)

************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** *********************************

(ii)

************************************************************** ********************************************************************************** **********************************************************************************

(iii)

************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ************************

(iv)

************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ******************************

(v)

************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ****************************************************************************

PURCHASE AGREEMENT

********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **********************

(vi)

*************************************************************** ***********************************************************

************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ***********************************************

********************************************************* ********************************************************************************** *****************

“Biological Materials” has the meaning set out in the InNexus License Agreement

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in any of the City of New York, New York, USA, the City of Bridgetown, Barbados or the City of Vancouver, British Columbia, Canada.

“Dynamic Cross Linking Technology” means the anti-body enhancement and modification technology platform which is the subject of the Licensed IP.

“Exploit” and “Exploitation” has the meaning set out in the InNexus License Agreement. “Field” has the meaning set out in the InNexus License Agreement.

“Field IP” means (i)

******************************************************* ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** *******************

“First Commercial Sale” means, ************************************************** ********************************************************************************** ********************************************************************************** *************************

“Governmental Authority” means any government, court, regulatory or administrative agency or commission, or other governmental authority, agency or instrumentality, whether federal, state or local (domestic or foreign).

PURCHASE AGREEMENT

“Initial Program” means the program that shall be managed by the Seller to use Field IP to develop Antibody A and Products, a copy of the proposed work plan for which is attached hereto as Exhibit A.

“InNexus International” means InNexus Biotechnology International Limited, a company registered in Barbados that is a wholly-owned subsidiary of Parent.

“InNexus License Agreement” means the Exclusive License Agreement between Seller and InNexus International, a copy of which is attached hereto as Exhibit B.

“Licensed Patents” has the meaning set out in the InNexus License Agreement

“Lien” means, with respect to any agreement or other asset, any mortgage, lien, pledge, charge, security interest or encumbrance of similar effect in respect of such asset.

“Material Adverse Effect” means any one or more of (i) a material adverse effect on the business, operations, assets, prospects or financial condition of any member of the Seller Group, including ***

********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **************************************

“Net Sales” means the gross amount invoiced in arms-length transactions by any of the Seller Group (but not any Pharmaceutical Partner) from or on account of the sale or distribution of Product to any Third Party (excluding any free Product provided on a trial basis or as samples), less:

(a)

************************************************************* *************************************

(b)

************************************************************* ********************************************************************************** **************************************

(c)

************************************************************* **********************************

(d)

************************************************

(e) *************************************************************** ********************************************************************************** ***************************

**************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **********************************************************************************

PURCHASE AGREEMENT

********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ************************************

“Parent” means InNexus Biotechnology Inc., a corporation incorporated in the Province of British Columbia, Canada, which is the parent of the Seller and InNexus International.

“Parent Agreement” means the Parent Agreement between Buyer and Parent, a copy of which is attached hereto as Exhibit E.

“Patent Rights” has the meaning set out in the InNexus License Agreement.

“Person” means an individual, corporation, partnership, association, trust or other entity or organization, but not including a government or political subdivision or any agency or instrumentality of such government or political subdivision.

“Pharmaceutical Partner” means a Person engaged in the business of developing or commercializing pharmaceutical products that the Seller and the Buyer mutually agree is appropriate to partner with to develop and sell a Product or an Antibody B Product, as the case may be.

“Product(s)” means any pharmaceutical composition(s) containing Antibody A.

“Regulatory Approval” means the approval of the TSX-Venture Exchange and any other securities regulatory authority having jurisdiction, sufficient to permit Parent, Seller and their Affiliates to enter into and perform the transactions contemplated by any of the Transaction Documents.

“Regulatory Exclusivity Periods” has the meaning set out in the InNexus License Agreement. “Rejection Event” means ********************************************************

********************************************************************************** ********************************************************************************** *************************

“Royalty Agreement” means the Royalty Agreement to be entered into between Buyer and Seller as of the Closing, a copy of which is attached hereto as Exhibit F.

**************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** *************************

***************************************************************************** ********************************************************************************** ********************************************************************************** ********************************************************************************** **********************************************************************************

PURCHASE AGREEMENT

********************************************************************************** “Royalty Pharma” means Royalty Pharma ******************************************** **************

“Seller Group” means *************************************************** ********************************************************************************** **********************************************************************

“Subscription Agreement” means the Subscription Agreement between Buyer and Parent, a copy of which attached hereto as Exhibit C.

“Taxes” means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, franchise, capital, paid-up capital, profits, greenmail, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority responsible for the imposition of any such tax.

“Technology” has the meaning set out in the InNexus License Agreement.

“Third Party” means any Person who is not a member of the Seller Group.

“Third Party Product Development Agreement” has the meaning set out in the Royalty Agreement.

“Transaction Documents” means, collectively, this Agreement, the *********************** ********************************************************************************** ********************************************************************************** ********************************************************************************** *********

“Valid Claim” means a claim of (i) an issued and unexpired Patent Right, which claim has not been revoked or held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, reissue, opposition procedure, nullity suit or otherwise, or (ii) a pending Patent Right application that was filed in good faith and has not been cancelled, withdrawn or abandoned without the possibility of appeal or refiling.

ARTICLE II

PURCHASE AND ASSIGNMENT OF RIGHTS

Section 2.01

Purchase and Assignment.

(a)

Upon the terms and subject to the conditions of this Agreement, Buyer agrees to purchase from Seller, and Seller agrees to sell, transfer, assign and deliver, or cause to be sold, transferred, assigned and delivered, to Buyer, at the Closing, free and clear of all Liens

*********

********************************************************************************** ***************************************************** For and in consideration of the sale, *************************************************** (i) Buyer shall pay to Seller $2,000,000

PURCHASE AGREEMENT

(the “Purchase Price”) by fedwire transfer of immediately available funds to the bank account designated by Seller on Exhibit D, and (ii) Buyer shall purchase $1,000,000 in securities of Parent pursuant to the Subscription Agreement.

(b)

The closing of the sale, assignment and transfer of the Royalty Payments (the “Closing”) shall take place on the later of the 10th Business Day after receipt of Regulatory Approval or the 20th Business Day after execution hereof at the Boston office of Goodwin Procter LLP (the date of the Closing being referred to as the “Closing Date”). At and after the Closing, if requested by Buyer, Seller shall execute and deliver to Buyer such instruments and documents as may be reasonably requested by Buyer in order to evidence Buyer’s ownership of the rights acquired hereunder. The claims and rights of Buyer created by any Transaction Document in and to the Royalty Payments and the Field IP are not and shall not be subordinated to any creditor of Seller, Parent, InNexus International or any other Person.

(c)

Notwithstanding any other provision herein, either Party may terminate this Agreement upon notice in writing to the other Party at any time after June 15, 2007 if, by such date, the Closing shall not have been consummated because such notified Party or its Affiliates failed to satisfy a condition set forth in Article V (and such condition had not been previously waived by the Party sending such notice), provided that neither Party shall have the right to terminate this Agreement pursuant to this Section 2.01(c) if such Party has failed to perform its obligations under this Agreement (including, without limitation, Article VI). Upon such termination, all rights and obligations of the Parties hereunder shall cease, other than the provisions of Article VIII with respect to any losses that have accrued prior to or as of such termination.

Section 2.02 Additional Purchase Price.

(a)

If and only if Antibody A resulting from the Initial Program is shown to the mutual satisfaction of Buyer and Seller to have greater potency than *******, then to maintain the full amount of the Royalty Payments as defined above, within the earlier of twelve (12) months of the completion of the Initial Program or upon execution of a Third Party Product Development Agreement, Buyer may elect to pay to Seller an additional $15,000,000 (the “Additional Payment”) ************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *****************************

(b) *************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***********************************************************************************

PURCHASE AGREEMENT

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *****************

Section 2.03 Antibody B Option.

 (a) Seller hereby grants to Buyer the exclusive option to purchase the Antibody B Royalty Payments from Seller (the “Antibody B Option”) on the following terms. Buyer may exercise the Antibody B Option at any time during the period within twelve (12) months after the Closing Date. Buyer shall exercise the Antibody B Option by written notice to Seller within the time period specified above.

 (b) *************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***********************************************

**************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *****************************************************

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer as of the date hereof and the Closing Date that:

Section 3.01

Corporate Existence and Power. Each of Seller and InNexus International is a corporation duly incorporated and validly subsisting under the laws of *******. Parent is a corporation duly incorporated and validly subsisting under the laws of British Columbia, Canada. Each member of the Seller Group has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent that the failure to have any such governmental licenses, authorizations, consents and approvals could not reasonably be expected to have a Material Adverse Effect.

Section 3.02

Corporate Authorization. The **************************************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***********************************************************************************

PURCHASE AGREEMENT

*********************************************************************************** *********************************************

Section 3.03

Governmental Authorization. The *********************************** ***********************************************************************************

*********************************************************************************** *********************************************************************************** *********************************************************************************** ******************************************

Section 3.04 Non-Contravention. The ****************************************** ***********************************************************************************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***************

Section 3.05

No Undisclosed Liabilities. There are no liabilities or obligations of any member of the Seller Group related to Antibody A, Products, the Field IP or the Royalty Payments of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability or obligation.

Section 3.06

Litigation. There is no action, suit, investigation or proceeding, pending or, to Seller’s or Parent’s knowledge, threatened against any member of the Seller Group before any Governmental Authority or arbitrator or mediator that, if determined adversely to such party, could reasonably be expected to result in a Material Adverse Effect. There have been no claims made by any Person, to Seller’s or Parent’s knowledge, threatened against any member of the Seller Group that could reasonably be expected result in a Material Adverse Effect. No member of the Seller Group has agreed to any covenants to refrain from litigation with Third Parties with respect to Antibody A, Products, the Field IP or the Royalty Payments.

Section 3.07 Compliance with Laws. No member of the Seller Group is in violation of, has not violated and, to the knowledge of Seller or Parent, is not under investigation with respect to and has not been threatened to be charged with or given notice of any violation of, any law, rule, ordinance or regulation or any judgment, order or decree entered by any Governmental Authority, in each case that could reasonably be expected result in a Material Adverse Effect.

Section 3.08

Title; Absence of Liens; Subordination. Seller *************************** ***********************************************************************************

***********************************************************************************

PURCHASE AGREEMENT

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *****************************************

Section 3.09 InNexus Internal Agreements.

(a)

A true, correct and complete copy of the InNexus License Agreement is attached hereto as Exhibit B. The InNexus License Agreement is (i) the valid and binding obligations of the party thereto, (ii) enforceable in accordance with its terms and (iii) in full force and effect.

(b)

None of Seller, Parent or InNexus International is in default in any respect under the terms of InNexus License Agreement nor has any event or circumstance occurred that, with notice or lapse of time or both, could constitute an event of default thereunder.

(c)

Seller has not released Parent or InNexus International, in whole or in part, from any of its respective obligations under the InNexus License Agreement, or waived any provision thereof.

(d)

Except for the Transaction Documents, there are no agreements involving any member of the Seller Group related to Antibody A, Products, the Field IP or the Royalty Payments.

Section 3.10

IP.

(a)

************************************************************** *********************************************************************************** *********************************************************************************** ***********************************

 (b) ************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***********************************************************************************

(c)

************************************************************** ************************************.

(d)

 *************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***********************************************************************************

PURCHASE AGREEMENT

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** **********************************

(e) *************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *******************************************

(f) *************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ************************************

(g) *************************************************************** *********************************************************************************** ******************************************

***************************************************************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ******************

(i)

***************************************************************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************

(j)

***************************************************************

PURCHASE AGREEMENT

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************

Section 3.11

Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of any member of the Seller Group who might be entitled to any fee or commission from Buyer or any of its Affiliates upon consummation of the transactions contemplated by the Transaction Documents.

Section 3.12 Disclosures. Neither this Agreement, nor any other agreement, document or written statement made by any member of the Seller Group and furnished to Buyer or its Affiliates in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading in the light of the circumstances in which they were made. There is no material fact directly relating to Antibody A, Products, Field IP, the InNexus License Agreement or Royalty Payments that could reasonably be expected to have a Material Adverse Effect that has not been set forth in this Agreement or in any Exhibit hereto, including that, to the knowledge of any member of the Seller Group, there are no scientific or clinical facts or circumstances that would materially and adversely affect the safety, efficacy or market performance of Antibody A or Products or any other antibody, protein binder or biological in the Field.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller that as of the date hereof and on the Closing Date that:

Section 4.01

Organization and Existence. Buyer is an exempted limited partnership duly organized under the laws of ***************. Buyer has all applicable powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent that the failure to have any such governmental licenses, authorizations, consents and approvals could not reasonably be expected to have a material adverse effect on (i) the ability of Buyer to perform its obligations under any of the Transaction Documents, or (ii) the validity or enforceability of any of the Transaction Documents or the rights or remedies of Seller hereunder or thereunder.

Section 4.02 Corporate Authorization. The execution, delivery and performance by Buyer of the Transaction Documents and the consummation by Buyer of the transactions contemplated hereby and thereby are within the powers of Buyer and have been duly authorized by all necessary action on the part of Buyer. The Transaction Documents have been duly executed and delivered by Buyer, and each constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

Section 4.03 Governmental Authorization. The execution, delivery and performance by Buyer of each of the Transaction Documents does not require any action by or in respect of, or filing with, any Governmental Authority (except for actions taken or filings made, if any).

Section 4.04 Non-Contravention. The execution, delivery and performance by Buyer of each of the Transaction Documents does not and will not contravene or conflict with or constitute a violation of (i) the organizational documents of Buyer; (ii) any material provision of any material law or regulation

PURCHASE AGREEMENT

binding upon or applicable to Buyer; (iii) any judgment, injunction, order or decree binding upon or applicable to Buyer; or (iv) any material agreement, instrument or obligation to which Buyer is a party or may be bound, or by which any substantial part of Buyer’s properties or assets may be bound.

Section 4.05

Finders’ Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from Seller upon consummation of the transactions contemplated by the Transaction Documents.

Section 4.06

Litigation. There is no action, suit, investigation or proceeding pending against, or, to the knowledge of Buyer threatened against or affecting Buyer before any Governmental Authority that, if determined adversely to Buyer, could reasonably be expected to materially adversely affect Buyer’s ability to perform its obligations under any of the Transaction Documents.

ARTICLE V
CONDITIONS TO CLOSING

Section 5.01

Conditions to each Party’s Obligations. The obligations of each Party to consummate the transactions contemplated hereunder on the Closing Date are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions precedent:

(a)

Each party thereto shall have executed and delivered each of the Transaction Documents (other than the Parent Agreement and the Subscription Agreement, which shall be executed as of the date first written above).

(b)

Parent shall have received Regulatory Approval.

(c)

Buyer shall have received evidence that the pledge and security interests in favor of the Buyer are valid, enforceable, properly perfected in a manner acceptable to the Buyer and prior to all others’ rights and interests.

Section 5.02 Conditions to Buyer’s Obligations. The obligations of Buyer to consummate the transactions contemplated hereunder on the Closing Date are further subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions precedent:

(a)

All representations and warranties contained in ARTICLE III shall be true and correct in all respects as of the Closing Date and Buyer shall have received on the Closing Date certificates of an authorized officer of the Seller to such effect.

(b)

Buyer shall have received on the Closing Date an opinion of counsel to Seller in a form reasonably satisfactory to Buyer.

(c)

Buyer shall have received a certificate from Parent’s corporate secretary certifying that attached thereto is a true and complete copy of any necessary resolutions of any member of the Seller Group authorizing the Transaction Documents and the transactions contemplated hereby and thereby, that such resolutions remain in full force and effect and that no further resolutions have been taken in respect of such matters.

(d)

Buyer shall have received on the Closing Date a closing certificate from an authorized officer of Parent in the form attached as Exhibit G.

(e)

Such other certificates and documents as Buyer may reasonably request.

 (f) *************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ***************************************

 Section 5.03 Conditions to Seller’s Obligations. The obligations of Seller to consummate the transactions contemplated hereunder on the Closing Date are further subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions precedent:

(a)

All representations and warranties contained in ARTICLE IV shall be true and correct in all respects as of the Closing Date and Buyer shall have received on the Closing Date a certificate of an authorized officer of Buyer to such effect.

(b)

Seller shall have received a certificate from Buyer’s authorized officer certifying that attached thereto is a true and complete copy of any necessary resolutions of Buyer and Royalty Pharma authorizing the Transaction Documents and the transactions contemplated hereby and thereby, that such resolutions remain in full force and effect and that no further resolutions have been taken in respect of such matters.

(c)

Buyer shall deliver to Seller the Purchase Price, by fedwire transfer of immediately available funds, to Seller’s bank account set forth on Exhibit D.

(d)

Such other certificates and documents as Seller may reasonably request.

ARTICLE VI COVENANTS

The Parties agree that from and after the date hereof until such time as the Antibody B Option has been exercised or abandoned by the Buyer or this Agreement is terminated in accordance with Section 2.01(c):

Section 6.01

Closing.

(a)

Each Party will use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary under applicable laws and regulations to consummate the transactions contemplated by this Agreement, including, but not limited to, using its best efforts to obtain the Regulatory Approval; provided that neither Seller nor Buyer shall be obligated to pay any amount of money or deliver any goods or services to Seller or Buyer or any third party except as otherwise expressly provided in or contemplated by this Agreement. Buyer and Seller agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

(b)

Until the Closing Date, Seller shall not, nor shall it permit any member of the Seller Group nor any of their or its respective directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, consultants, financial advisors and investment

PURCHASE AGREEMENT

bankers), to, directly or indirectly, solicit, initiate, knowingly encourage, participate in discussions or negotiations with, provide any confidential information to, enter into any agreement with, or effect or otherwise cooperate in any way with, any Person other than Buyer concerning any sale, lease, conveyance, license, transfer, assignment, pledge or other disposition of any right, title or interest in or to Antibody A, Products, the Field IP or the Royalty Payments. Seller further agrees, and shall cause each member of the Seller Group to further agree, to terminate all pending discussions or negotiations with any Person (other than Buyer or its Affiliates) with respect to any transaction that would be precluded by this Section 6.01(b).

Section 6.02 Use of Proceeds. Seller shall expend the Purchase Price on the Initial Program and, upon completion of the Initial Program, the further development of the Product for which the Initial Program was completed.

ARTICLE VII
SURVIVAL; INDEMNIFICATION

Section 7.01

Survival of Obligations. The representations, warranties and obligations of Seller under this Agreement shall survive the Closing.

Section 7.02

Indemnification. Seller hereby indemnifies Buyer and its Affiliates against, and agrees to hold each of them harmless from, any and all damage, loss, liability and expense (including reasonable out-of-pocket expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (collectively, “Loss”) incurred or suffered by Buyer or its Affiliates arising out of, relating to or resulting from any misrepresentation or breach of any warranty, covenant or agreement made or to be performed by (i) Seller hereunder or (ii) Seller or Parent under the Parent Agreement, provided that upon the Royalty Agreement going into effect at the Closing, this clause (ii) shall apply only to events that give rise to Losses occurring prior to or as of the Closing. ***

************************************************************************************* ****************

Section 7.03 Procedures; No Waiver.

(a)

Buyer agrees to give prompt notice to Seller of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under Section 7.02; provided that the failure to give such notice shall not affect Buyer’s rights hereunder except to the extent Seller is prejudiced by such failure. Seller shall control the defense of any such Third Party suit, action or proceeding at its own expense; provided that, if Seller fails to undertake or maintain such defense, Buyer may control such defense at Seller’s expense. Buyer shall have the right to employ its own counsel in any action, suit or proceeding in which Seller assumes the defense, but the fees and expenses of such counsel shall be at the expense of Buyer unless (i) the employment of counsel by Buyer has been authorized in writing by Seller, (ii) Buyer has reasonably concluded (based on the advice of counsel to Buyer) that there may be legal defenses available to it that are different from or in addition to those available to Seller, (iii) a conflict or potential conflict exists (based on advice of counsel to Buyer) between Buyer and Seller (in which case Seller shall not have the right to direct the defense of such action on behalf of Buyer), or (iv) Seller has not employed reasonably experienced and qualified counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the fees and expenses of counsel employed by Buyer shall be at the expense of Seller. Seller shall not be liable under Section 7.02 for any settlement effected without its prior consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder; provided that such consent may not be unreasonably withheld.

(b)

No investigation by Buyer of the Field IP, the Transaction Documents or any other matters shall limit Buyer’s right to indemnification hereunder.

(c)

The representations, warranties, covenants and agreements contained herein shall survive the Closing. The expiration of any term of this Agreement shall not excuse any Party hereto from its liability in respect of any breach hereof prior to such expiration.

ARTICLE VIII
MISCELLANEOUS

Section 8.01 Public Announcement; Terms of this Agreement. Each Party shall have the right to make disclosures that are required by law, governmental rules and regulations or the rules and regulations of any applicable securities exchange or trading system (“Regulatory Disclosure Requirements”), provided such Party provides advance written notice of any such disclosure to the other Party for its review and comment. The Parties agree to issue a joint press release upon the Closing that is mutually acceptable to each Party. The Parties agree not to make any public disclosures or statements with respect to the Transaction Documents or the transactions contemplated hereby or thereby without the other Party’s prior written consent in its sole discretion, except for those disclosures (a) expressly permitted by the first sentence of this Section 8.01 or clause (v) below, subject to such prior review and comment, or (b) that only repeat the information disclosed in such joint press release. Each Party shall keep the terms of this Agreement and the other Transaction Documents confidential and shall not disclose such terms except (i) to any of its Affiliates or to its and such Affiliate’s directors, officers, trustees, managers, employees, partners, agents, advisors and representatives, (ii) to the extent reasonably necessary to prosecute or defend any claim, action or proceeding related hereto, (iii) solely to the extent necessary, to rating agencies, (iv) by Buyer, to credit support providers, financing sources, existing or prospective investors in Buyer or its Affiliates or to any other Person in connection with any proposed or permitted assignment in accordance with Section 8.07, provided that any such proposed or permitted assignee is under a written obligation to keep such terms confidential and (v) by Parent, to the extent required to comply with Regulatory Disclosure Requirements provided Parent provides advance written notice of any such disclosure to Buyer for its review and comment. Buyer or Parent and their respective Affiliates may provide a brief description of this transaction on its website provided such description only repeats the information disclosed in such joint press release.

Section 8.02 Further Assurances. After the Closing, the Parties agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to effectuate the intention, performance and provisions of this Agreement or the other Transaction Documents. Further, Seller shall cooperate and provide assistance as reasonably requested by Buyer in connection with any claim, litigation, arbitration or other proceeding (whether existing or threatened) to which Buyer, its Affiliates or any of its or their officers, directors, shareholders, agents or employees is or may become a party or is or may become otherwise directly or indirectly affected or as to which any such Persons have a direct or indirect interest relating the Transaction Documents, the transactions described herein or therein or the Royalty Payments.

Section 8.03

Specific Performance. Each of the Parties hereto acknowledges that the other Party will have no adequate remedy at law if it fails to perform any of its obligations under this Agreement. In such event, each of the Parties agrees that the other Party shall have the right, in addition to any other rights it may have (whether at law or in equity), to specific performance of this Agreement.

Section 8.04 Notices. All notices, requests and other communications to either Party hereunder shall be in writing and shall be given by overnight courier, courier or facsimile as follows:

(a)

if to Buyer, to:

RP Dynamic Cross Linking L.P. c/o RP Management, LLC 110 East 59th Street

Suite 3300

New York, NY 10022

Attention: Telecopy:

*********** ***********

with a required copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109

Attention:

*****************

***************** Telecopy:

***************

(b)

if to Seller, to:

InNexus Bioscience (Barbados) Inc.

Chamberlain Place,

Broad Street, Bridgetown St. Michael, Barbados Attention: ************ Telecopy: ************

with required copies to:

InNexus Biotechnology Inc.

13208 East Shea Blvd., Suite 200 The Mayo Clinic MCCRB Building Scottsdale, Arizona 85259

Attention: Jeff Morhet

Telecopier: **********

Leschert & Company

Law Corporation

Barristers & Solicitors

2760 – 200 Granville Street, Vancouver, British Columbia V6C 1S4

Attention:

Allen D. Leschert

Telecopy:

*************

or to such other address as any Party may have furnished to the other in writing in accordance herewith. All notices and other communications given to any Party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight

PURCHASE AGREEMENT

courier service or sent by fax prior to 4:00 p.m. EST, in each case delivered or faxed (properly addressed) to such Party as provided in this Section 8.04.

Section 8.05 Amendments; No Waivers.

(a)

Any provisions of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and Seller or in the case of a waiver, by the Party against whom the waiver is to be effective.

(b)

No failure or delay by either Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 8.06 Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense.

Section 8.07 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives. This Agreement and the Buyer’s rights and obligations hereunder may be sold, assigned or transferred, in whole or in part, without the prior written consent of Seller. This Agreement and Seller’s rights and obligations hereunder may not be sold, assigned or transferred without the prior written consent of Buyer or its transferees or assignees.

Section 8.08 Governing Law; Jurisdiction. This Agreement shall be construed in accordance with and governed by the law of ******************* without regard to any conflicts of law principles thereof that would call for the application of the laws of any other jurisdiction. The Parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the **********************************************************************

***************************************** so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the ******************* each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each Party agrees that services of process on such Party as provided in Section 8.04 shall be deemed effective service of process on such Party.

Section 8.09 Waiver of Jury Trial. Each of the Parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this agreement or the transactions contemplated hereby.

Section 8.10 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto. Facsimile execution and

PURCHASE AGREEMENT

delivery of this Agreement by either Party shall constitute a legal, valid and binding execution and delivery of this Agreement by such Party.

Section 8.11

Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement, other than the Transaction Documents. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either Party hereto. None of this Agreement, nor any provision hereof, is intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

Section 8.12

Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their reasonable best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

Section 8.13

Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute any of the Parties as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any other Person.

Section 8.14

Captions. The titles and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 8.15

Certain Interpretations.

(a)

As used herein, “including” means including without limitation, and any number of named included items shall not be construed to mean that any unnamed item is not included.

(b)

When a reference is made in this Agreement to Sections or Exhibits, such reference shall be to a Section or Exhibit to this Agreement unless otherwise indicated.

(c)

Neither Party hereto shall be or be deemed to be the drafter of this Agreement for the purposes of construing this Agreement against one Party or the other.

(d)

All references to dollars and “$”means U.S. dollars. [remainder of page intentionally left blank]

PURCHASE AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

INNEXUS BIOSCIENCE (BARBADOS) INC., as Seller

By:

Name: Title:

RP DYNAMIC CROSS LINKING L.P., as Buyer By: *************, its general partner

By:

Name: *************

Title: Chief Executive Officer

PURCHASE AGREEMENT

Exhibit A
Initial Program
Simultaneous Preclinical Development Plan

1. ********************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ******************************

2.

************************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ******************************

3.

**********************

*********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** *********************************************************************************** ******************************

PURCHASE AGREEMENT

Exhibit B

PURCHASE AGREEMENT

Exhibit C

PURCHASE AGREEMENT

Exhibit D

PURCHASE AGREEMENT

Exhibit E

PURCHASE AGREEMENT

Exhibit F

Endnotes

ARTICLE VII SURVIVAL; INDEMNIFICATION

15

(h)

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PURCHASE AGREEMENT

PURCHASE AGREEMENT

PURCHASE AGREEMENT

InNexus License Agreement

Subscription Agreement

Seller’s Bank Account

Parent Agreement

Royalty Agreement